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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)          DECEMBER 11, 1998
                                                -------------------------------

                             PAGEMART WIRELESS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

          0-28196                                         75-2575229
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  (Commission File Number)                    (IRS Employer Identification No.)

     3333 LEE PARKWAY, SUITE 100, DALLAS, TX                  75219
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     (Address of Principal Executive Offices)               (Zip Code)

                                 (214) 765-4000
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              (Registrant's Telephone Number, Including Area Code)





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ITEM 5.      OTHER EVENTS.

             On December 11, 1998 PageMart Wireless, Inc. issued the attached press release.

ITEM 7.      EXHIBITS.

             (i)   Press Release





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PAGEMART WIRELESS, INC.
                                           -----------------------
                                                (Registrant)

Date:  December 11, 1998               By:/s/ FREDERICK G. ANDERSON
      -------------------                 -------------------------

                                        Name:  Frederick G. Anderson
                                        Title: Vice President, General
                                               Counsel and Secretary







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                                 EXHIBIT INDEX

Exhibit                  Description

 99(i)                   Press Release